ORDINARY SHARES	12 Months Ended
Dec. 31, 2017
ORDINARY SHARES
ORDINARY SHARES

16. ORDINARY SHARES

In November 2013, the Company was formed as a limited liability company in the Cayman Islands with issuance of 125,000,000 ordinary shares at a par value of US$0.0001 each. In July 2014, the Company became the holding company of the Group pursuant to the 2014 Reorganization described in Note 1.

On December 26, 2017, the Company completed its IPO on the NASDAQ Global Market. In this offering, 12,000,000 ADSs, representing 24,000,000 Class A Ordinary Shares, were issued and sold to the public at a price of US$9.00 per ADS. The aggregate proceeds received by the Company from the IPO, net of issuance costs, were approximately RMB651.3 million ($100.1 million).

Immediately prior to the completion of the IPO, the Company adopted a dual-class share structure, consisting of Class A Ordinary Shares and Class B Ordinary Shares, par value US$0.0001 per share. All of the issued and outstanding Pre-IPO Class A Ordinary Shares were automatically re-designated into Class B Ordinary Shares on a one-for-one basis, and all of the issued and outstanding Pre-IPO Preferred Shares were automatically converted and redesignated into Class A Ordinary Shares on a one-for-one basis. Holders of Class A Ordinary Shares and Class B Ordinary Shares have the same rights except that the holders of Class A Ordinary Shares are entitled to one vote per share in respect of matters requiring the votes of shareholders, while holders of Class B Ordinary Shares are entitled to ten votes per share. Each Class B Ordinary Share is convertible into one Class A Ordinary Share at any time by the holder thereof. Class A Ordinary Shares are not convertible into Class B Ordinary Shares under any circumstances. The Group concluded that the adoption of dual-class share structure did not have a material impact on its consolidated financial statements.